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                                                                Exhibit 10.20(e)
[EQUITABLE RESOURCES LOGO]

                      DIRECTORS' DEFERRED COMPENSATION PLAN
                 2000 ENROLLMENT AND DISTRIBUTION ELECTION FORM

PERSONAL INFORMATION

Name:    Paul Christiano                     SS #:    ###-##-####
        -------------------------------              ---------------------------

Address: 2176 Truxton Drive
        -------------------------------

         Upper St. Clair, PA 15241-2230
        -------------------------------

DEFERRAL ELECTION

In accordance with the Equitable Resources, Inc. Directors' Deferred Compensation Plan, I hereby elect to defer:

              a.    100% of retainer
                   ------
              b.    100% of board meeting fees
                   ------
              c.    100% of committee meeting fees
                   ------

INVESTMENT ELECTION

I request that my deferrals in the Equitable Resources, Inc. Directors' Deferred Compensation Plan be credited as follows:

              Equitable Resources Common Stock
                                                                 -------
              Putnam International Growth                           50%
                                                                 -------
              Putnam Voyager Fund                                   50%
                                                                 -------
              Putnam Fund for Growth & Income
                                                                 -------
              George Putnam Fund
                                                                 -------
              Putnam Stable Value Fund
                                                                 -------
              Putnam Income Fund
                                                                 -------
              Putnam Asset Alloc. Growth Fund
                                                                 -------
              Putnam Asset Alloc. Balanced Fund
                                                                 -------
              Putnam Asset Alloc. Conservative Fund
                                                                 -------
              Total (must equal 100%)                              100%
                                                                 -------


DISTRIBUTION OPTIONS

1.   PHANTOM STOCK ACCOUNT

     Post-Service Distribution: I understand that the Plan provides that I will receive a one-time distribution from the Plan following termination of my services on the Board of Directors of Equitable Resources unless I elect another alternative. Any such election or change in a prior election must be made at least one year before service as a Director actually ends. I also understand that changes in tax regulations, or their interpretation, could result in Plan changes which would eliminate my right to later file a change of election. In that context, an election now is optional but I may not later have an opportunity to make an election.

     Optional - I elect that amounts credited to my Account under the Plan be distributed to me:

                    [X] in a single distribution, or
                    [ ] in five (5) annual installments;
                    [ ] in ten (10) annual installments;
                    [ ] in fifteen (15) annual installments.


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2.   DEFERRAL ACCOUNT

     A. Post-Service Distribution: I understand that the Plan provides that I will receive a lump sum payment from the Plan following termination of my services on the Board of Directors of Equitable Resources unless I elect another alternative. Any such election or change in a prior election must be made at least one year before service as a Director actually ends. I also understand that changes in tax regulations, or their interpretation, could result in Plan changes which would eliminate my right to later file a change of election. In that context, an election now is optional but I may not later have an opportunity to make an election.

         Optional - I elect that amounts credited to my Account under the Plan be paid to me:

                    [X] in a lump sum, or
                    [ ] in five (5) annual installments;
                    [ ] in ten (10) annual installments;
                    [ ] in fifteen (15) annual installments.

         or

     B. In-Service Distribution: I want an In-Service Distribution to commence distribution of amounts credited to my account under the Plan as of January, ______ (must be later than 2001), provided such date occurs before by termination of service. I elect that amounts credited to my Account under the Plan be paid to me:

                    [ ] in a lump sum, or
                    [ ] in five (5) annual installments;
                    [ ] in ten (10) annual installments;
                    [ ] in fifteen (15) annual installments.

ACKNOWLEDGMENT:

I hereby acknowledge that my election to defer Compensation under the Plan is irrevocable with respect to amounts which are deferred under the Plan.



                                   SIGNATURE

      /s/ Paul Christiano                                29 November 1999
--------------------------------                 -------------------------------
Signed Paul Christiano                           Date



Received by the Corporate Secretary on:         December 2      , 1999
                                       ------------------------- ------


By: /s/ Jean F. Marks
   ----------------------------------------------
Jean F. Marks